Exhibit 10.11

Freddie Mac Loan Number: 504025422
Property Name: Park at Kensington

MULTIFAMILY NOTE

FIXED RATE DEFEASANCE

(Revised 6-19-2018)

US $21,760,000.00	Effective Date: September 14, 2018

FOR VALUE RECEIVED, RRE KENSINGTON HOLDINGS, LLC, a Delaware limited liability company (together with such party’s or parties’ successors and assigns, “Borrower”) jointly and severally (if more than one) promises to pay to the order of CBRE CAPITAL MARKETS, INC., a Texas corporation, the principal sum of $21,760,000.00, with interest on the unpaid principal balance, as hereinafter provided.

1.    Defined Terms.

(a)    As used in this Note:

“Base Recourse” means a portion of the Indebtedness equal to 0% of the original principal balance of this Note.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which Lender or the national banking associations are not open for business.

“Cut-off Date” means the 12th Installment Due Date.

“Defeasance Date” means the 2nd anniversary of the “startup date” of the last REMIC within the meaning of Section 860G(a)(9) of the Tax Code which holds all or any portion of the Loan.

“Default Rate” means an annual interest rate equal to 4 percentage points above the Fixed Interest Rate. However, at no time will the Default Rate exceed the Maximum Interest Rate.

“Defeasance Period” is the period beginning the day after the Defeasance Date until but not including the first day of the Window Period. The Defeasance Period only applies if this Note is assigned to a REMIC trust prior to the Cut-off Date.

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Fixed Rate Defeasance
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“First Installment Due Date” means November 1, 2018.

“First Principal and Interest Installment Due Date” means November 1, 2021.

“Fixed Interest Rate” means the annual interest rate of 4.36%.

“Installment Due Date” means, for any monthly installment of interest-only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note.

“Lender” means the holder from time to time of this Note.

“Loan” means the loan evidenced by this Note.

“Loan Agreement” means the Multifamily Loan and Security Agreement entered into by and between Borrower and Lender, effective as of the effective date of this Note, as amended, modified or supplemented from time to time.

“Lockout Period” means the period beginning on the day that this Note is assigned to a REMIC trust until and including the Defeasance Date. The Lockout Period only applies if this Note is assigned to a REMIC trust prior to the Cut-off Date.

“Maturity Date” means the earlier of (i) October 1, 2025 (“Scheduled Maturity Date”) and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy under any Loan Document; provided, however, that if the unpaid principal balance of this Note becomes due and payable by acceleration but such acceleration is rendered null and void and of no further force and effect by operation of law or agreement by Lender, such acceleration will have no effect on the Maturity Date.

“Maximum Interest Rate” means the rate of interest which results in the maximum amount of interest allowed by applicable law.

“Prepayment Premium Period” means the period during which, if a prepayment of principal occurs, a prepayment premium will be payable by Borrower to Lender.

(a)
If this Note is assigned to a REMIC trust prior to the Cut-off Date, then the Prepayment Premium Period is the period from and including the date of this Note until but not including the day that this Note is assigned to a REMIC trust.

(b)	If this Note is assigned to a REMIC trust after the Cut-off Date or is not assigned to a REMIC trust, then the Prepayment Premium Period is the period

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from and including the date of this Note until but not including the first day of the Window Period.

“Security Instrument” means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Borrower to or for the benefit of Lender and securing this Note, as amended, modified or supplemented from time to time.

“Window Period” means the 3 consecutive calendar month period prior to the Scheduled Maturity Date. If the first day of the Window Period falls on a day which is not a Business Day, then with respect to payments made under Section 10 or Section 11, the “Window Period” will begin on the Business Day immediately preceding the scheduled first day of the Window Period.

“Yield Maintenance Expiration Date” means October 1, 2023.

“Yield Maintenance Period” means the period from and including the date of this Note until but not including (i) the day that this Note is assigned to a REMIC trust, if this Note is assigned to a REMIC trust prior to the Cut-off Date, or (ii) the Yield Maintenance Expiration Date, if this Note is not assigned to a REMIC trust or if this Note is assigned to a REMIC trust on or after the Cut-off Date.

(b)	Other capitalized terms used but not defined in this Note will have the meanings given to such terms in the Loan Agreement.

2.
Address for Payment. All payments due under this Note will be payable at CBRE Capital Markets, Inc., c/o CBRE Loan Services, Inc., PO Box 973788, Dallas, TX 75397-3788, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

3.    Payments.

(a)	Interest will accrue on the outstanding principal balance of this Note at the Fixed Interest Rate, subject to the provisions of Section 8 of this Note.

(b)
Interest under this Note will be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month’s interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest is being calculated by the Fixed Interest Rate, dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). The portion of the monthly installment of principal and interest under this Note attributable to principal and the portion attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full

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interest due, and the balance of the monthly installment payment paid by Borrower will be credited to principal.

(c)
Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month will be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest-only or principal and interest, as applicable, will be the First Installment Due Date set forth in Section 1(a) of this Note. Except as provided in this Section 3(c), Section 10, and in Section 11, accrued interest will be payable in arrears.

(d)
(i)    Beginning on the First Installment Due Date, and continuing until and including the Installment Due Date immediately prior to the First Principal and Interest Installment Due Date, accrued interest-only will be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of each monthly installment of interest-only payable pursuant to this Section 3(d)(i) on an Installment Due Date will vary, and will equal $2,635.37778 multiplied by the number of days in the month prior to the Installment Due Date.

(ii)
Beginning on the First Principal and Interest Installment Due Date, and continuing until and including the monthly installment due on the Maturity Date, principal and accrued interest will be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of principal and interest payable pursuant to this Section 3(d)(ii) on an Installment Due Date will be $108,452.04.

(e)	Reserved.

(f)	Reserved.

(g)	Reserved.

(h)	All remaining Indebtedness, including all principal and interest, will be due and payable by Borrower on the Maturity Date.

(i)	Reserved.

(j)	All payments under this Note must be made in immediately available U.S. funds.

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(k)
Any regularly scheduled monthly installment of interest-only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due will be deemed to have been received on the due date for the purpose of calculating interest due.

(l)
Any accrued interest remaining past due for 30 days or more, at Lender’s discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to “accrued interest” will refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents will bear interest at the applicable rate or rates specified in this Note and will be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

(m)	Reserved.

(n)	Reserved.

4.
Application of Partial Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender’s discretion. Borrower agrees that neither Lender’s acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender’s application of such payment will constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5.
Security. The Indebtedness is secured by, among other things, the Security Instrument and reference is made to the Security Instrument and the Loan Agreement for other rights with respect to collateral for the Indebtedness.

6.
Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, any prepayment premium payable under Section 10 and Section 11, and all other amounts payable under this Note and any other Loan Document, will at once become due and payable, at the option of Lender, without any prior Notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance. For purposes of exercising such option, Lender will calculate the prepayment premium as if prepayment occurred on the date of acceleration. If prepayment occurs thereafter, Lender will recalculate the prepayment premium as of the actual prepayment date.

7.	Late Charge.

(a)
If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Loan Agreement or any other Loan Document is not received in full by Lender within 10 days after the installment or other amount

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is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period will be substituted), Borrower must pay to Lender, immediately and without demand by Lender, a late charge equal to 5% of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount will be substituted). If the Loan is not fully amortizing, the late charge will not be due on the final payment of principal owed on the Maturity Date if such payment is not timely made.

(b)
Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

8.	Default Rate.

(a)
So long as (i) any monthly installment under this Note remains past due for 30 days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note will accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

(b)	From and after the Maturity Date, the unpaid principal balance will continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

(c)
Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for 30 days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender’s ability to meet its other obligations and to take advantage of other investment opportunities, and (iii)  it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for 30 days or more or any other Event of Default has occurred and is continuing, Lender’s risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs

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and expenses Lender will incur by reason of the Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9.	Limits on Personal Liability.

(a)
Except as otherwise provided in this Section 9, none of Borrower, SPE Equity Owner, or any member or limited partner of Borrower will have any personal liability under this Note, the Loan Agreement or any other Loan Document for the repayment of the Indebtedness or for the performance of or compliance with any other obligations of Borrower under the Loan Documents and Lender’s only recourse for the satisfaction of the Indebtedness and the performance of such obligations will be Lender’s exercise of its rights and remedies with respect to the Mortgaged Property and to any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower’s liability will not limit or impair Lender’s enforcement of its rights against any Guarantor of the Indebtedness or any Guarantor of any other obligations of Borrower.

(b)	Borrower will be personally liable to Lender for the amount of the Base Recourse, plus any other amounts for which Borrower has personal liability under this Section 9.

(c)
In addition to the Base Recourse, Borrower will be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

(i)
Borrower fails to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3 of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence. However, Borrower will not be personally liable for any failure described in this Section 9(c)(i) if Borrower is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in, or an automatic stay applicable because of, a bankruptcy, receivership, or similar judicial proceeding.

(ii)
Borrower fails to apply all Insurance proceeds and Condemnation proceeds as required by the Loan Agreement. However, Borrower will not be personally liable for any failure described in this Section 9(c)(ii) if Borrower is unable to apply Insurance or Condemnation proceeds as required by the Loan Agreement because of a valid order issued in, or an automatic stay applicable because of, a bankruptcy, receivership, or similar judicial proceeding.

(iii)	Either of the following occurs:

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(A)	Borrower fails to deliver the statements, schedules and reports required by Section 6.07 of the Loan Agreement and Lender exercises its right to audit those statements, schedules and reports.

(B)
If an Event of Default has occurred and is continuing, Borrower fails to deliver all books and records relating to the Mortgaged Property or its operation in accordance with the provisions of Section 6.07 of the Loan Agreement.

(iv)
Borrower fails to pay when due in accordance with the terms of the Loan Agreement the amount of any item below marked “Deferred”; provided however, that if no item is marked “Deferred”, this Section 9(c)(iv) will be of no force or effect.

[Collect]	Property Insurance premiums or other Insurance premiums

[Collect]	Taxes or payments in lieu of taxes (PILOT)

[Deferred]	water and sewer charges (that could become a lien on the Mortgaged Property)

[N/A]	Ground Rents

[Deferred]	assessments or other charges (that could become a lien on the Mortgaged Property), including home owner association dues

(v)	Borrower engages in any willful act of material waste of the Mortgaged Property.

(vi)
Borrower fails to comply with any provision of Section 6.13(a)(iii) through (xxvi) of the Loan Agreement or any SPE Equity Owner fails to comply with any provision of Section 6.13(b)(iii) through (v) of the Loan Agreement (subject to possible full recourse liability as set forth in Section 9(f)(ii)).

(vii)	Any of the following Transfers occurs:

(A)
Any Person that is not an Affiliate creates a mechanic’s lien or other involuntary lien or encumbrance against the Mortgaged Property and Borrower has not complied with the provisions of the Loan Agreement.

(B)	A Transfer of property by devise, descent or operation of law occurs upon the death of a natural person and such Transfer does not meet the requirements set forth in the Loan Agreement.

(C)	Borrower grants an easement that does not meet the requirements set forth in the Loan Agreement.

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(D)	Borrower executes a Lease that does not meet the requirements set forth in the Loan Agreement.

(viii)	Reserved.

(ix)    through (xviii) are Reserved.

(xix)	Borrower fails to complete any Property Improvement Alterations that have been commenced in accordance with Section 6.09(e)(v) of the Loan Agreement.

(xx)	Reserved.

(xxi)
Borrower or any officer, director, partner, member or employee of Borrower makes an unintentional written material misrepresentation in connection with (1) the application for or creation of the Indebtedness, (2) on-going financial or other reporting requirements or information required by the Loan Documents, or (3) any action or consent of Lender; provided that the assumption will be that any written material misrepresentation was intentional and the burden of proof will be on Borrower to prove that there was no intent.

(xxii) through (xxvi) are Reserved.

(d)	In addition to the Base Recourse, Borrower will be personally liable to Lender for all of the following:

(i)	Borrower will be personally liable for the performance of all of Borrower’s obligations under Sections 6.12 and 10.02(b) of the Loan Agreement (relating to environmental matters).

(ii)	Borrower will be personally liable for the costs of any audit under Section 6.07 of the Loan Agreement.

(iii)
Borrower will be personally liable for any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Section 9, including Attorneys’ Fees and Costs and the costs of conducting any independent audit of Borrower’s books and records to determine the amount for which Borrower has personal liability.

(iv)	through (viii) are Reserved.

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(ix)
Borrower will be personally liable for any fees, costs, or expenses incurred by Lender in connection with Borrower’s termination of any agreement for the provision of services to or in connection with the Mortgaged Property, including cable, internet, garbage collection, landscaping, security, and cleaning.

(x)	Reserved.

(xi)	Reserved.

(e)
All payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Loan Agreement and the other Loan Documents will be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

(f)	Notwithstanding the Base Recourse, Borrower will become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

(i)	Borrower fails to comply with Section 6.13(a)(i) or (ii) of the Loan Agreement or any SPE Equity Owner fails to comply with Section 6.13(b)(i) or (ii) of the Loan Agreement.

(ii)
Borrower fails to comply with any provision of Section 6.13(a)(iii) through (xxvi) of the Loan Agreement or any SPE Equity Owner fails to comply with any provision of Section 6.13(b)(iii) through (v) of the Loan Agreement and a court of competent jurisdiction holds or determines that such failure or combination of failures is the basis, in whole or in part, for the substantive consolidation of the assets and liabilities of Borrower or any SPE Equity Owner with the assets and liabilities of a debtor pursuant to Title 11 of the Bankruptcy Code.

(iii)
A Transfer that is an Event of Default under Section 7.02 of the Loan Agreement occurs other than a Transfer set forth in Section 9(c)(vii) above (for which Borrower will have personal liability for Lender’s loss or damage); provided, however, that Borrower will not have any personal liability for a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company.

(iv)
There was fraud or intentional written material misrepresentation by Borrower or any officer, director, partner, member, or employee of Borrower in connection with (1) the application for or creation of the Indebtedness, (2) on-going financial or other reporting requirements or information required by the Loan Documents, or (3) any action or consent of Lender.

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(v)	Borrower or any SPE Equity Owner voluntarily files for bankruptcy protection under the Bankruptcy Code.

(vi)
Borrower or any SPE Equity Owner voluntarily becomes subject to any reorganization, receivership, insolvency proceeding, or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights.

(vii)
The Mortgaged Property or any part of the Mortgaged Property becomes an asset in a voluntary bankruptcy or becomes subject to any voluntary reorganization, receivership, insolvency proceeding, or other similar voluntary proceeding pursuant to any other federal or state law affecting debtor and creditor rights.

(viii)
An order of relief is entered against Borrower or any SPE Equity Owner pursuant to the Bankruptcy Code or other federal or state law affecting debtor and creditor rights in any involuntary bankruptcy proceeding initiated or joined in by a Related Party.

(ix)
An involuntary bankruptcy or other involuntary insolvency proceeding is commenced against Borrower or any SPE Equity Owner (by a party other than Lender) but only if Borrower or such SPE Equity Owner has failed to use commercially reasonable efforts to dismiss such proceeding or has consented to such proceeding. “Commercially reasonable efforts” will not require any direct or indirect interest holders in Borrower or any SPE Equity Owner to contribute or cause the contribution of additional capital to Borrower or any SPE Equity Owner.

(x)	through (xiii) are Reserved.

(g)	For purposes of Sections 9(f) and (h), the term “Related Party” will include all of the following:

(i)    Borrower, any Guarantor, or any SPE Equity Owner.

(ii)
Any Person that holds, directly or indirectly, any ownership interest (including any shareholder, member or partner) in Borrower, any Guarantor, or any SPE Equity Owner or any Person that has a right to manage Borrower, any Guarantor, or any SPE Equity Owner.

(iii)	Any Person in which Borrower, any Guarantor, or any SPE Equity Owner has any ownership interest (direct or indirect) or right to manage.

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(iv)	Any Person in which any partner, shareholder, or member of Borrower, any Guarantor, or any SPE Equity Owner has an ownership interest or right to manage.

(v)	Any Person in which any Person holding an interest in Borrower, any Guarantor, or any SPE Equity Owner also has any ownership interest.

(vi)	Any creditor (as defined in the Bankruptcy Code) of Borrower that is related by blood, marriage or adoption to Borrower, any Guarantor, or any SPE Equity Owner.

(vii)
Any creditor (as defined in the Bankruptcy Code) of Borrower that is related to any partner, shareholder or member of, or any other Person holding an interest in, Borrower, any Guarantor, or any SPE Equity Owner.

(h)
If Borrower, any Guarantor, any SPE Equity Owner, or any Related Party has solicited creditors to initiate or participate in any proceeding referred to in Section 9(f), regardless of whether any of the creditors solicited actually initiates or participates in the proceeding, then such proceeding will be considered as having been initiated by a Related Party.

(i)
To the extent that Borrower has personal liability under this Section 9, Lender may, to the fullest extent permitted by applicable law, exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any Guarantor, or pursued any other rights available to Lender under this Note, the Loan Agreement, any other Loan Document, or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower’s personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

10.	Voluntary and Involuntary Prepayments (Section Applies unless and until Loan is Assigned to REMIC Trust Prior to the Cut-off Date).

(a)	This Section 10 will apply:

(i)	Until this Note is assigned to the REMIC trust, if this Note is assigned to a REMIC trust prior to the Cut-off Date.

(ii)	If this Note is assigned to a REMIC trust on or after the Cut-off Date.

(iii)	If this Note is not assigned to a REMIC trust.

This Section 10 will be of no effect after this Note is assigned to a REMIC trust, if this Note is assigned to the REMIC trust prior to the Cut-off Date.

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(b)
Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(c)
To make a voluntary prepayment of all of the unpaid principal balance of this Note, Borrower must designate the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Upon receipt of such Notice from Borrower, if a voluntary prepayment is not permitted, Lender will notify Borrower. If a voluntary prepayment is permitted, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on an Installment Due Date. If an Installment Due Date (as defined in Section 1(a)) falls on a day which is not a Business Day, then with respect to payments made under this Section 10 only, then (A) the term “Installment Due Date” will mean the Business Day immediately preceding the scheduled Installment Due Date and (B) the calculation of any required prepayment premium will be made as if the prepayment had actually been made on the scheduled Installment Due Date.

(d)
If a voluntary prepayment is permitted, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day other than an Installment Due Date if Borrower provides Lender with the Notice set forth in Section 10(c) and meets the other requirements set forth in this Section 10(d). Borrower acknowledges that Lender has agreed that Borrower may prepay principal on a Business Day other than an Installment Due Date only because Lender will deem any prepayment received by Lender on any day other than an Installment Due Date to have been received on the Installment Due Date immediately following such prepayment and Borrower must pay to Lender all interest and any required prepayment premium that would have been due if the prepayment had actually been made on the Installment Due Date immediately following such prepayment.

(e)
Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note. In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus (iii) if the prepayment occurs during the Prepayment Premium Period, any prepayment premium calculated pursuant to Section 10(f).

(f)
Except as provided in Section 10(g), a prepayment premium will be due and payable by Borrower in connection with any prepayment of principal under this Note during the Prepayment Premium Period. The prepayment premium will be computed as follows:

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(i)	For any prepayment made during the Yield Maintenance Period, the prepayment premium will be whichever is the greater of Sections 10(f)(i)(A) and (B) below:

(A)    1.0% of the amount of principal being prepaid; or

(B)    the product obtained by multiplying:

(1)    the amount of principal being prepaid or accelerated,
by
(2)    the excess (if any) of the Monthly Note Rate over the
Assumed Reinvestment Rate,
by
(3)    the Present Value Factor.

For purposes of Section 10(f)(i)(B), the following definitions will apply:

Monthly Note Rate: 1/12 of the Fixed Interest Rate, expressed as a decimal calculated to 5 digits.

Prepayment Date: in the case of a voluntary prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application.

Assumed Reinvestment Rate: 1/12 of the yield rate expressed as a decimal to 2 digits, as of the close of the trading session which is 5 Business Days before the Prepayment Date, found among the Daily Treasury Yield Curve Rates, commonly known as Constant Maturity Treasury (“CMT”) rates, with a maturity equal to the remaining Yield Maintenance Period, as reported on the U.S. Department of the Treasury website.

If no published CMT maturity matches the remaining Yield Maintenance Period, Lender will interpolate as a decimal to 2 digits the yield rate between (a) the CMT with a maturity closest to, but shorter than, the remaining Yield Maintenance Period, and (b) the CMT with a maturity closest to, but longer than, the remaining Yield Maintenance Period, as follows:

(B-A)
(D-C)
+

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A
[(
)
X
(E-C)
]

A =	yield rate for the CMT with a maturity shorter than the remaining Yield Maintenance Period

B =	yield rate for the CMT with a maturity longer than the remaining Yield Maintenance Period

C =	number of months to maturity for the CMT maturity shorter than the remaining Yield Maintenance Period

D =	number of months to maturity for the CMT maturity longer than the remaining Yield Maintenance Period

E =	number of months remaining in the Yield Maintenance Period

In the event the U.S. Department of the Treasury ceases publication of the CMT rates, the Assumed Reinvestment Rate will equal the yield rate on the first U.S. Treasury security which is not callable or indexed to inflation and which matures after the expiration of the Yield Maintenance Period.

The Assumed Reinvestment Rate may be a positive number, a negative number or zero.

If the Assumed Reinvestment Rate is a positive number or a negative number, Lender will calculate the prepayment premium using such positive number or negative number, as appropriate, as the Assumed Reinvestment Rate in 10(f)(i)(B)(2) and in the calculation of the Present Value Factor.

If the Assumed Reinvestment Rate is zero, Lender will calculate the prepayment premium twice as set forth in (I) and (II) below and will average the results to determine the actual prepayment premium.

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(I)	Lender will calculate the prepayment premium using an Assumed Reinvestment Rate of one basis point (+0.01%) in Section 10(f)(i)(B)(2) and in the calculation of the Present Value Factor.

(II)	Lender will calculate the prepayment premium using an Assumed Reinvestment Rate of negative one basis point (-0.01%) in Section 10(f)(i)(B)(2) and in the calculation of the Present Value Factor.

Present Value Factor: the factor that discounts to present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

n = the number of months remaining in Yield Maintenance Period; provided, however, if a prepayment occurs on an Installment Due Date, then the number of months remaining in the Yield Maintenance Period will be calculated beginning with the month in which such prepayment occurs and if such prepayment occurs on a Business Day other than an Installment Due Date, then the number of months remaining in the Yield Maintenance Period will be calculated beginning with the month immediately following the date of such prepayment.

ARR = Assumed Reinvestment Rate

(ii)
For any prepayment made after the expiration of the Yield Maintenance Period but during the remainder of the Prepayment Premium Period, the prepayment premium will be 1.0% of the amount of principal being prepaid.

(g)	Notwithstanding any other provision of this Section 10, no prepayment premium will be payable with respect to any of the following:

(i)	Any prepayment made during the Window Period.

(ii)	Any prepayment occurring as a result of the application of any Insurance proceeds or Condemnation award.

(iii)	Any prepayment required under the terms of the Loan Agreement in connection with a Condemnation proceeding.

(iv)	Reserved.

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Fixed Rate Defeasance        Page 16
(Park at Kensington)

(h)
Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note will not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

(i)
Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower’s voluntary agreement to the prepayment premium provisions.

(j)	Reserved.

(k)	Reserved.

(l)	Reserved.

11.	Voluntary and Involuntary Prepayments During the Lockout Period and During the Defeasance Period (Section Applies if Loan is Assigned to REMIC Trust Prior to the Cut-off Date).

(a)
This Section 11 will apply in the event this Note is assigned to a REMIC trust prior to the Cut-off Date. This Section 11 will be of no effect if this Note is assigned to a REMIC trust on or after the Cut-off Date or if this Note is not assigned to a REMIC trust.

(b)
Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(c)
Borrower may not voluntarily prepay any portion of the principal balance of this Note during the Lockout Period or during the Defeasance Period; provided, however, any prepayment occurring as a result of the application of any Insurance proceeds

Multifamily Note
Fixed Rate Defeasance        Page 17
(Park at Kensington)

or Condemnation award under the Loan Agreement will be permitted during the Lockout Period and during the Defeasance Period. If any portion of the principal balance of this Note is prepaid during the Lockout Period or during the Defeasance Period by reason of the application by Lender of any proceeds of collateral or other security to any portion of the unpaid principal balance of this Note or following a determination that the prohibition on voluntary prepayments during the Lockout Period or during the Defeasance Period is in contravention of applicable law, then Borrower must also pay to Lender upon demand by Lender, a prepayment premium equal to 5.0% of the amount of principal being prepaid.

(d)
Notwithstanding any other provision of this Section 11, no prepayment premium will be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any Insurance proceeds or Condemnation award under the Loan Agreement.

(e)
After the expiration of the Lockout Period and the Defeasance Period, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on an Installment Due Date so long as Borrower designates the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. If an Installment Due Date (as defined in Section 1(a)) falls on a day which is not a Business Day, then with respect to payments made under this Section 11 only, the term “Installment Due Date” will mean the Business Day immediately preceding the scheduled Installment Due Date.

(f)
Notwithstanding Section 11(e) above, following the end of the Lockout Period and the Defeasance Period, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day other than an Installment Due Date if Borrower provides Lender with the Notice set forth in Section 11(e) and meets the other requirements set forth in this Section 11(f). Borrower acknowledges that Lender has agreed that Borrower may prepay principal on a Business Day other than an Installment Due Date only because Lender will deem any prepayment received by Lender on any day other than an Installment Due Date to have been received on the Installment Due Date immediately following such prepayment and Borrower must pay to Lender all interest that would have been due if the prepayment had actually been made on the Installment Due Date immediately following such prepayment.

(g)
Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note. In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment.

(h)	Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note will not extend or postpone the

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Fixed Rate Defeasance        Page 18
(Park at Kensington)

due date of any subsequent monthly installments or change the amount of such installments.

(i)
Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in Section 11(c) of this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that the lockout and prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower’s voluntary agreement to the prepayment premium provisions.

(j)
If, after the expiration of the Lockout Period, Borrower defeases the Loan as described in Section 11.12 of the Loan Agreement during the Defeasance Period, Borrower will not have the right to voluntarily prepay any of the principal of this Note at any time.

12.	Defeasance (Section Applies if Loan is Assigned to REMIC Trust Prior to the Cut-off Date).

(a)
This Section 12 will apply in the event this Note is assigned to a REMIC trust prior to the Cut-off Date. This Section 12 will be of no effect if this Note is assigned to a REMIC trust on or after the Cut-off Date or if this Note is not assigned to a REMIC trust.

(b)	Section 5 of this Note is amended by adding a new paragraph at the end of the Section as follows:
If Borrower obtains a release of the Mortgaged Property from the lien of the Security Instrument pursuant to Section 11.12 of the Loan Agreement, the Indebtedness will be secured by the Pledge Agreement and reference will be made to the Pledge Agreement for other rights of Lender as to collateral for the Indebtedness.

(c)	Section 9 of this Note is amended by adding a new paragraph at the end thereof as follows:

If Borrower obtains a release of the Mortgaged Property from the lien of the Security Instrument pursuant to Section 11.12 of the Loan Agreement, Borrower will have no personal liability under this Note or the Pledge Agreement for the repayment of

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Fixed Rate Defeasance        Page 19
(Park at Kensington)

the Indebtedness or for the performance of any other obligations of Borrower under this Note or the Pledge Agreement (other than any liability under Section 6.12 or Section 10.02 of the Loan Agreement for events that occur prior to the Defeasance Closing Date, whether discovered before or after the Defeasance Closing Date), and Lender’s only recourse for the satisfaction of the Indebtedness and the performance of such obligations will be Lender’s exercise of its rights and remedies with respect to the collateral held by Lender under the Pledge Agreement as security for the Indebtedness.

(d)	Section 21(a) of this Note is amended by adding a new paragraph at the end of that subsection as follows:

If Borrower obtains a release of the Mortgaged Property from the lien of the Security Instrument pursuant to Section 11.12 of the Loan Agreement, all Notices, demands and other communications required or permitted to be given pursuant to this Note will be given in accordance with the Pledge Agreement.

13.
Costs and Expenses. To the fullest extent allowed by applicable law, Borrower must pay all expenses and costs, including Attorneys’ Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding. Borrower acknowledges and agrees that, in connection with each request by Borrower under this Note or any Loan Document, Borrower must pay all reasonable Attorneys’ Fees and Costs and expenses incurred by Lender, including any fees charged by the Rating Agencies (if applicable), regardless of whether the matter is approved, denied or withdrawn.

14.
Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Loan Agreement, or any other Loan Document, or otherwise afforded by applicable law, will not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, will not be a waiver of Lender’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower’s obligations under this Note will not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

15.
Waivers. Borrower and all endorsers and Guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness.

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Fixed Rate Defeasance        Page 20
(Park at Kensington)

16.
Loan Charges. Neither this Note nor any of the other Loan Documents will be construed to create a contract for the use, forbearance, or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts will be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, will be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading will be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

17.
Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

18.	Counting of Days. Any reference in this Note to a period of “days” means calendar days, not Business Days, except where otherwise specifically provided.

19.	Governing Law. This Note will be governed by the law of the Property Jurisdiction.

20.	Captions. The captions of the Sections of this Note are for convenience only and will be disregarded in construing this Note.

21.	Notices; Written Modifications.

(a)	All Notices, demands, and other communications required or permitted to be given pursuant to this Note will be given in accordance with Section 11.03 of the Loan Agreement.

(b)
Any modification or amendment to this Note will be ineffective unless in writing and signed by the party sought to be charged with such modification or amendment; provided, however, in the event of a Transfer under the terms of the Loan Agreement that requires Lender’s consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender’s option, by Notice to Borrower and the transferee, as a condition of Lender’s consent.

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Fixed Rate Defeasance        Page 21
(Park at Kensington)

22.
Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction will have jurisdiction over all controversies that will arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence, or otherwise. However, nothing in this Note is intended to limit any right that Lender may have to bring any suit, action, or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

23.
WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (a) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

24.	State-Specific Provisions. State-specific provisions, if any, are included on Schedule 1 to this Note.

25.	Attached Riders. The following Riders are attached to this Note:

Rider to Multifamily Note – Fixed Rate – Defeasance - Shortened Defeasance Period Followed by 1% Prepayment Premium Period

Rider to Multifamily Note – Aluminum Wiring and/or Galvanized Steel Piping/Polybutylene Piping

26.	Attached Schedules and Exhibits. The following Schedules and Exhibits, if marked with an “X” in the space provided, are attached to this Note:

|X|    Schedule 1    State Specific Provisions for Multifamily Note

|X|    Exhibit A    Modifications to Multifamily Note

27.    Reserved.

28.    Reserved.

29.    Reserved.

30.    Reserved.

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Fixed Rate Defeasance        Page 22
(Park at Kensington)

31.    Reserved.

[SIGNATURE ON FOLLOWING PAGE]

Multifamily Note
Fixed Rate Defeasance        Page 23
(Park at Kensington)

IN WITNESS WHEREOF, and in consideration of the Lender’s agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note will be deemed to be signed and delivered as a sealed instrument.

BORROWER:
RRE KENSINGTON HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/Alan F. Feldman_______________(Seal)
Name: Alan F. Feldman
Title: Chief Executive Officer
Borrower’s Employer ID Number: 83-1484803

[ENDORSEMENT ON FOLLOWING PAGE]

Multifamily Note
Fixed Rate Defeasance    Page S-1
(Park at Kensington)

PAY TO THE ORDER OF ___________________ ____________________, WITHOUT RECOURSE.

CBRE CAPITAL MARKETS, INC.,
a Texas corporation

By:    /s/Adam Holmes________________(Seal)
Name: Adam Holmes
Title: Assistant Vice President

RIDER TO MULTIFAMILY NOTE
FIXED RATE - DEFEASANCE

SHORTENED DEFEASANCE PERIOD FOLLOWED
BY 1% PREPAYMENT PREMIUM PERIOD

(Revised 3-30-2016)

The following changes are made to the Note which precedes this Rider:

A.	The following defined terms in Section 1(a) are deleted and replaced with the following:

“Defeasance Period” is the period beginning the day after the Defeasance Date until and including the Defeasance Period Expiration Date~~but the first day of the Window Period~~. The Defeasance Period only applies if this Note is assigned to a REMIC trust prior to the Cut-off Date.

“Prepayment Premium Period” means the period during which, if a prepayment of principal occurs, a prepayment premium will be payable by Borrower to Lender.

(a)
If this Note is assigned to a REMIC trust prior to the Cut-off Date, then the Prepayment Premium Period is collectively, (i) the period from and including the date of this Note until but not including the day that this Note is assigned to a REMIC trust, and (ii) the 1% Prepayment Premium Period.

(b)
If this Note is assigned to a REMIC trust after the Cut-off Date or is not assigned to a REMIC trust, then the Prepayment Premium Period is the period from and including the date of this Note until but not including the first day of the Window Period.

B.    The following defined terms are added to Section 1(a):

“1% Prepayment Premium Period” means the period beginning on the first day of the 24th month prior to the Scheduled Maturity Date until but not including the first day of the Window Period. The 1% Prepayment Premium Period will begin on October 1, 2023.

“Defeasance Period Expiration Date” means the date immediately preceding the 1% Prepayment Premium Period. The Defeasance Period Expiration Date is September 30, 2023.

C.    Section 11 is deleted and replaced with the following:

11.
Voluntary and Involuntary Prepayments During the Lockout Period and During the Defeasance Period, and During the Period Following the Defeasance Period Expiration Date (Section Applies if Loan is Assigned to REMIC Trust Prior to the Cut-off Date).

(a)
This Section 11 will apply in the event this Note is assigned to a REMIC trust prior to the Cut-off Date. This Section 11 will be of no effect if this Note is assigned to a REMIC trust on or after the Cut-off Date or if this Note is not assigned to a REMIC trust.

(b)
Any receipt by Lender of principal due under this Note prior to the Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

(c)
Borrower may not voluntarily prepay any portion of the principal balance of this Note during the Lockout Period or during the Defeasance Period; provided, however, any prepayment occurring as a result of the application of any Insurance proceeds or Condemnation award under the Loan Agreement will be permitted during the Lockout Period and during the Defeasance Period. If any portion of the principal balance of this Note is prepaid during the Lockout Period or during the Defeasance Period by reason of the application by Lender of any proceeds of collateral or other security to any portion of the unpaid principal balance of this Note or following a determination that the prohibition on voluntary prepayments during the Lockout Period or during the Defeasance Period is in contravention of applicable law, then Borrower must also pay to Lender upon demand by Lender, a prepayment premium equal to 5.0% of the amount of principal being prepaid.

(d)
Notwithstanding any other provision of this Section 11, no prepayment premium will be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any Insurance proceeds or Condemnation award under the Loan Agreement. Except as provided in this Section 11(d), a prepayment premium equal to 1% of the amount of principal being prepaid will be due and payable by Borrower in connection with any prepayment of principal under this Note during the 1% Prepayment Premium Period.

(e)
After the expiration of the Lockout Period and the Defeasance Period, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on an Installment Due Date so long as Borrower designates the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. If an Installment Due Date (as defined in Section 1(a)) falls on a day which is not a Business Day, then with respect to payments made under this Section 11 only, the term “Installment Due Date” will mean the Business Day immediately preceding the scheduled Installment Due Date.

(f)
Notwithstanding Section 11(e) above, following the end of the Lockout Period and the Defeasance Period, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day other than an Installment Due Date if Borrower provides Lender with the Notice set forth in Section 11(e) and meets the other requirements set forth in this Section 11(f). Borrower acknowledges that Lender has agreed that Borrower may prepay principal on a Business Day other than an Installment Due Date only because Lender will deem any prepayment received by Lender on any day other than an Installment Due Date to have been received on the Installment Due Date immediately following such prepayment and Borrower must pay to Lender all interest that would have been due if the prepayment had actually been made on the Installment Due Date immediately following such prepayment.

(g)
Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note. In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment.

(h)
Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note will not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

(i)
Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender’s ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in Section 11(c) of this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that the lockout and prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower’s voluntary agreement to the prepayment premium provisions.

(j)    If, after the expiration of the Lockout Period, Borrower defeases the Loan as described in Section 11.12 of the Loan Agreement during the Defeasance Period, Borrower will not have the right to voluntarily prepay any of the principal of this Note at any time.

RIDER TO MULTIFAMILY NOTE

ALUMINUM WIRING
AND/OR
GALVANIZED STEEL PIPING/POLYBUTYLENE PIPING

(Revised 5-5-2017)

The following changes are made to the Note which precedes this Rider:

A.	Section 9(d)(i) is deleted and replaced with the following:

(i)
Borrower will be personally liable for the performance of all of Borrower’s obligations under Sections 6.12 and 10.02(b) of the Loan Agreement (relating to environmental matters) and under Section 6.09(i) of the Loan Agreement (relating to galvanized steel piping/polybutylene piping), as well as for all costs, loss, or damage incurred or suffered by Lender as a result of the existence of galvanized steel piping/polybutylene piping at the Mortgaged Property, including replacing all such piping and repairing any damage associated with the leaks in or other failure of any galvanized steel piping/polybutylene piping.

SCHEDULE 1

STATE SPECIFIC PROVISIONS FOR MULTIFAMILY NOTE

Property Jurisdiction	State-Specific Provision(s)
Florida	None

EXHIBIT A

MODIFICATIONS TO MULTIFAMILY NOTE

The following modifications are made to the text of the Note that precedes this Exhibit.

1.	Section 9(d)(x) is replaced with the following:

(x)
Borrower will be personally liable for the performance of all of Borrower’s obligations under Section 6.01 of the Loan Agreement relating to the Private Lift Station, and for all loss, costs or damage suffered or incurred by Lender by reason of Borrower’s failure to so perform such obligations.

2.	Section 16 is amended and restated as follows:

16.
Loan Charges. Neither this Note nor any of the other Loan Documents will be construed to create a contract for the use, forbearance, or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts will be applied by Lender to reduce the unpaid principal balance of this Note without any prepayment premium due thereon. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, will be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading will be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

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Fixed Rate Defeasance        Page S-2
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